UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K 15d-5

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2002

ACCESS NATIONAL CORPORATION
___________________________________________
(Exact name of Registrant as specified in its charter)

Virginia	To Be Assigned	82-0545425

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1800 Robert Fulton Drive, Suite 310
Reston, Virginia 20191
____________________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 871-2100

Access National Bank
(Access National Corporation is a successor issuer to Access National Bank under Rule 15d-5 of the Securities Exchange Act of 1934)
____________________________________________________________________________________
(Former name)

Explanatory Note:

     This Form 8-K 15d-5 is being filed to replace the Form 8-K 12g-3 erroneously filed on July 19, 2002 by Access National Corporation (as amended by a Form 8-K 12g-3/A filed on September 24, 2003). The July 19, 2002 Form 8-K 12g-3 should have been a Form 8-K 15d-5.

Item 5. Other Events and Regulation FD Disclosure.

     Effective June 15, 2002, pursuant to an Agreement and Plan of Reorganization dated April 18, 2002 (the “Agreement”) between Access National Corporation (the “Registrant”) and Access National Bank (the “Bank”), and approved by the shareholders of the Bank at an annual meeting held on May 16, 2002, the Registrant acquired all of the outstanding stock of the Bank in a statutory share exchange transaction. Under the terms of the Agreement, the shares of the Bank’s common stock were exchanged for shares of the Registrant on a one-for-one basis. The 1,170,000 shares of common stock of the Registrant issued in connection with the reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) of the Securities Act of 1933, as amended.

     As a result of the transaction described above, the Registrant became the successor issuer to the Bank, pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

     Prior to the share exchange, the Bank was subject to the reporting requirements of the Exchange Act under Section 15(d) of the Exchange Act, and, in accordance with Section 12(i) thereof, was required to file periodic reports with the Office of the Comptroller of the Currency (“OCC”). Such reports filed by the Bank with the OCC may be inspected and copied at the public reference facilities maintained by the OCC at Independence Square, 250 E Street, Washington, D.C. 20219. The last report filed by the Bank with the OCC was a Form 10-QSB for the quarter ended March 31, 2002, filed on May 28, 2002.

     This Form 8-K 15d-5 is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to the Bank under Rule 15d-5, and is thereby subject to the reporting requirements of the Exchange Act pursuant to Section 15(d) of the Exchange Act and, in accordance therewith, will file such periodic reports with the Commission. The Registrant filed its first periodic report with the Commission on Form 10-QSB for the quarter ended June 30, 2002.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Exhibits

2.0	Agreement and Plan of Reorganization, dated April 18, 2002 (incorporated by reference to Exhibit 2.0 to Form 8-K 12g-3 filed on July 19, 2002)

3.1	Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to Form 8-K 12g-3 filed on July 19, 2002)

3.2	Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to Form 8-K 12g-3 filed on July 19, 2002)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION (Registrant)

By: /s/ Michael W. Clarke Name: Michael W. Clarke Title: President and Chief Executive Officer

Dated: September 24, 2003

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